Exhibit 10.2

FORMAL OPTION TO PURCHASE AND SALE AGREEMENT OF
PETROLEUM AND NATURAL GAS RIGHTS dated the 16 day of December 2009

BETWEEN:
           NORTHERN EMPIRE ENERGY CORP, an Nevada Corporation with an address at 118 8th Ave. N.W. in the City of Calgary in the Province of Alberta, T2M OA4

           Herein after called ("the Purchaser")

                                                 OF THE FIRST PART

AND

           ANGELS EXPLORATION FUND INC. an Alberta Corporation with an address at 118 8th Ave. N.W. in the City of Calgary in the Province of Alberta, T2M 0A4

           Herein after called ("the Seller")

                                                 OF THE SECOND PART

WHEREAS:

Northern Empire Energy Corp. ("the Purchaser") hereby agrees to purchase from Angels Exploration Fund Inc., ("the Seller"), certain land's petroleum and natural gas lease rights with the Province of Alberta on the following terms and conditions:

1. Definitions:
   ------------

Assets:
-------

All of "the Seller's" interests and rights in the lands, title documents, as more particularly described in Schedule "A" and Schedule "B" which are attached to and forms part of this offer including all interests.

Closing Date:
-------------

December 16, 2009

2. Purchase Price:
   ---------------

"The Purchaser" shall purchase the Assets from "the Seller" for a total purchase price of five hundred thousand Canadian dollars ($500,000.00) ("Purchase Price") to be delivered prior to the closing date and subject to all conditions listed forthwith.

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3. Conditions:
   -----------

This Agreement is subject to the following conditions:

a. Title review being completed with results satisfactory to "the Purchaser" prior to the closing date on all title and lease rights, including confirmation of "the Seller's Interest being free and clear of all encumbrances other than as set out in Schedule "A" and Schedule "B" attached.

b. A field inspection including an environmental review being completed prior to the closing date of this agreement with results being satisfactory to "the Purchaser"

c. "The Seller" shall hold the lands as set out in Schedule "A" and Schedule "B" attached, for "the Purchaser" in trust, as to such time as directed and instructed by "the Purchaser". And /or as to such time "the Purchaser" forms and creates an 100% wholly owned Alberta subsidiary, (BA Code accredited operating company for oil and gas production and drilling in the Province of Alberta.)

"The Purchaser" and "the Seller" hereby enter into this mutually acceptable formal purchase and sale agreement agreeing to all the terms and conditions as contained and stated hereto.

Signed and agreed to on this 16 day of December 2009.


/s/ Jeffrey A Cocks                    /s/ Kevin Tattersall
-------------------------------        --------------------------------
    Jeffrey A Cocks                        Kevin Tattersall
    Northern Empire Energy Corp            Angels Exploration Fund Inc.


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SCHEDULE "A"

5 YEAR PLAINS PETROLEUM AND NATURAL GAS LEASE NO. 0408120355

TERM COMMENCEMENT DATE:

December 18, 2008

AGGREGATE AREA:

2304 Hectares

ANNUAL LEASE RENTALS FEES

$8064.00

TRACT ONE

Description of Location and Leased Substances

4-19-059: 15; 21; 22; 28; 29

Petroleum and Natural Gas Below the Base of the Mannville Group

TRACT TWO

Description of Location and Leased Substances

4-19-059: 2; 3; 10; 11

Petroleum and Natural Gas Below the Base of the Mannville Group



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SCHEDULE "B"

"ATTACHED"

                        AGENCY AND TRUST AGREEMENT
                     Effective Date: December 16, 2009
BETWEEN:

                PETROLAND SERVICES (1986) LTD.   ("Broker")

                                 - and -

               ANGELS EXPLORATON FUND INC.   ("Beneficiary")

LANDS: track 1 4-19-059: 15;2122;28:29 track 2 4-19-059: 2;3;10;11

P&NG LEASE                    Broker               Beneficiary
NO. 0408120355                File No: 4-08188     File No:

Document Date:
December 18, 2008

The Broker hereby acknowledges successful acquisition of an agreement relating to the Lands (the "Document") or behalf of the Beneficiary. The Broker and the Beneficiary agree that:

1. The Broker shall hold the Document and the Lands in trust, as a bare trustee, and act for and on behalf of the Beneficiary as the Beneficiary's fiduciary agent until the transfer of legal title to the Beneficiary or designated third party has been effected or until the Document has expired.

2.   The Broker has no beneficial interest in the Lands or the Document.

3. Information obtained from the other party in connection with this agreement shall be kept strictly confidential, except to the extent that information is required to be disclosed for administration of the Document.

4. The Broker shall forward promptly to the Beneficiary all written correspondence and shall promptly advise the Beneficiary of all oral communications which it receives which relate to the Lands or the Document.

5. The Broker shall perform in a timely manner all reasonable requests made by the Beneficiary and all duties associated with the Document or required to carry out and give full effect to this agreement. If requested by the Beneficiary, the Broker shall remit rental payments and charges required to keep the Document in good standing.

6. The Beneficiary agrees to pay the Broker, on a timely basis, the Broker's reasonable rates for the services provided.

7. The Beneficiary agrees to indemnity the Broker for all losses, fines or penalties relating to the Lands or Document which are imposed on the Broker by any regulatory body. This provision shall survive the termination of this Agreement.

8. In the event of any conflict or inconsistency between the provisions of this agreement and those of a more comprehensive agreement between the Broker and the Beneficiary, the provisions of the more comprehensive agreement shall prevail, and nothing in this agreement will relieve either party from any obligation or liability that accrues under that comprehensive agreement.

9    ALTERNATE ______ below (Specify A or B)

CAPLA Broker Document Package    Page 1 of 2                   October, 2005

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ALTERNATE-A:

This agreement shall enure to the benefit of and shall be binding upon the successors and permitted assigns of the Beneficiary which assignment shall be made in accordance with the 1993 CAPL Assignment Procedure. This agreement is not assignable by the Broker.

ALTERNATE-B:

This agreement is not assignable.

The parties have executed this agreement effective as of the Effective Date.


PETROLAND SERVICES (1986) LTD.           ANGELS EXPLORATION FUND INC.

Per: /s/ Shawn Irwin                     Per: /s/ Kevin Tattersall
     ---------------------------              --------------------
         Shawn Irwin - President                  Kevin Tattersall




CAPLA Broker Document Package    Page 2 of 2                   October, 2005

Alberta

ENERGY


                       PETROLEUM AND NATURAL GAS LEASE

                                NO. 0408120355


Term Commencement Date: December 18, 2008


Lessee:

PETROLAND SERVICES (1986) LTD.                                  100.0000000%

                                   !.!3!.!
                                                              PNGLSE 29/06/06

   WHEREAS Her Majesty is the owner of the minerals in respect of which rights are granted under this Lease:

   THEREFORE, subject to the terms and conditions of this Lease, Her Majesty grants to the Lessee, insofar as Her Majesty has the right to grant the same, the exclusive right to drill for and recover the Leased Substances within the Location, together with the right to remove from the Location any Leased Substances recovered, for the term of five years computed from the Term Commencement Date and, subject to the Mines and Minerals Act, for so long after the expiration of that term as this Lease is permitted to continue under that Act.

RESERVING AND PAYING to Her Majesty,

(a) In respect of each year during which this Lease remains in effect, a clear yearly rental computed at the rate prescribed by, and payable in accordance with, the Mines and Minerals Act, and

(b) the royalty on all Leased Substances recovered pursuant to this Lease, that is now or may hereafter from time to time be prescribed by, and that is payable in accordance with the Mines and Minerals Act, such royalty to be calculated free of any deductions except those that are permitted under the Mines and Minerals Act.

1(1) In this Lease, a reference to the Mines and Minerals Act or to any other Act of the Legislature of Alberta referred to in section 2(2)(b) of this Lease shall be construed as a reference to

(a)  that Act, as amended from time to time,

(b) any replacement of all or part of that Act from time to time enacted by the Legislature, as amended from time to time, and

(c) any regulations, orders, directives or other subordinate legislation from time to time made under any enactment referred to in clause (a) or
     (b), as amended from time to time.

(2)  In this Lease,

(a) "Her Majesty" means Her Majesty in right of Alberta, as represented by the Minister of Energy of the Province of Alberta;

(b) "Leased Substances" means the minerals described under the heading "Description of Location and Leased Substances' in the Appendix to this Lease;

(c) "Location" means the subsurface area or areas underlying the surface area of the Tract and described in the Appendix to this Lease under the heading "Description of Location and Leased Substances";

                                   !.!4!.!
                                                              PNGLSE 29/06/06

(d) "Oil Sands Area" means an oil sands deposit designated by the Alberta Energy and Utilities Board under section 7 of the Oil Sands Conservation Act, c. 0-5.5;

(e) "Term Commencement Date" means the date shown on the first page of this Lease as the Term Commencement Date;

(f) "Tract" means the tract or tracts of land described under the heading "Description of Location and Leased Substances" in the Appendix to this Lease.

2.   This Lease is granted upon the following conditions:

(1) The Lessee shall pay to Her Majesty the rental and royalty reserved under this Lease.

(2)  The Lessee shall comply with the provisions of

     (a)  the Mines and Minerals Act, and

     (b) any other Acts of the Legislature of Alberta that prescribe, apply to or affect the rights and obligations of a lessee of petroleum and natural gas rights that are the property of Her Majesty, or that relate to, apply to or affect the Lessee in the conduct of its operations or activities under this Lease.

(3) The provisions of the Acts referred to in subsection (2) of this section are deemed to be incorporated in this Lease.

(4) In the event of conflict between a provision of this Lease and a provision referred to in subsection (2) of this section, the latter provision prevails.

(5) The Lessee shall not claim or purport to exercise any rights, prerogatives, privileges or immunities that would otherwise exempt the Lessee from compliance with any of the provisions of the Mines and Minerals Act or of any other Act of the Legislature of Alberta referred to in subsection (2)(b) of this section.

(6) Natural gas produced pursuant to this Lease shall be used within Alberta unless the consent of the Lieutenant Governor in Council to its use elsewhere is previously obtained.

(7)  The Lessee shall keep Her Majesty indemnified against

     (a) all actions, claims and demands brought or made against Her Majesty by reason of anything done or omitted to be done, whether negligently or otherwise, by the Lessee or any other person in the exercise or purported exercise of the rights granted and duties imposed under this Lease, and

     (b) all losses, damages, costs, charges and expenses that Her Majesty sustains or incurs in connection with any action, claim or demand referred to in clause (a).

                                   !.!5!.!
                                                              PNGLSE 29/06/06

(8) The use in this Lease of the word "Lessee", "Lease", "Leased Substances" or "rental," or of any other word or expression,

     (a) does not create any implied covenant or implied liability on the part of Her Majesty, and

     (b) does not create the relationship of landlord and tenant between Her Majesty and the Lessee for any purpose.

(9) This Lease is also subject to the special provisions, if any, contained in the Appendix to this Lease.

                                   !.!6!.

                                  APPENDIX
                                     TO
          5 YEAR PLAINS PETROLEUM AND NATURAL GAS LEASE NO. 0408120355

TERM COMMENCEMENT DATE:
DECEMBER 18. 2008

AGGREGATE AREA:
2304 HECTARES

TRACT ONE
DESCRIPTION OF LOCATION AND LEASED SUBSTANCES: 4-19-059: 15;21:22.28;29 PETROLEUM AND NATURAL GAS

TRACT TWO
DESCRIPTION OF LOCATION AND LEASED SUBSTANCES:
4-19.059: 2;3;10:11

PETROLEUM AND NATURAL GAS BELOW THE BASE OF THE MANNVILLE GRP
AS DESIGNATED IN DRRZD 4
INTERVAL: 2 557.00 - 2 985.00 FEET
KEY WELL: 00/06-16-041-08W4/0
LOG TYPE: INDUCTION ELECTRICAL




SPECIAL PROVISIONS:

NIL


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